EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
              EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND
           EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
              EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
             EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
              EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND
                EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
            EATON VANCE PENNSYLVNIA LIMITED MATURITY MUNICIPALS FUND
                 SUPPLEMENT TO PROSPECTUSES DATED AUGUST 1, 2001


THE FOLLOWING AMENDS THE FIRST PARAGRAPH OF "DISTRIBUTION AND SERVICE FEES" UNDER "SALES CHARGES":

DISTRIBUTION AND SERVICE FEES. Class B shares of the California, New Jersey and Ohio Funds and Class B and Class C shares of the other Funds have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter pays commissions to investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments). The sales commission on Class B shares equals 3.0% of the purchase price of the shares. The principal underwriter compensates investment dealers who sell Class C shares at a rate of 1.00% of the purchase price of the shares, consisting of 0.85% of sales commission and 0.15% of service fees (for the first year's service). After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. All Classes pay service fees for personal and/or account services equal to 0.15% of average daily net assets annually. Although there is no present intention to do so, the Funds could pay service fees of up to 0.25% annually upon Trustee approval. After the sale of shares, the principal underwriter receives the service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.





July 2, 2002                                                                CODE